PY-7A3

csfb04_ar5_pts - Price/Yield - 7A3						Enhanced Coupon 5s Pass Thru

Balance	Contact Desk	Delay	24	Formula	See Below*	WAC(7)	5	WAM(7)	358
Coupon	4.6291	Dated	5/1/04	NET(7)	4.3498	WALA(7)	2
Settle	5/28/04	First Payment	6/25/04

* PAYS GROUP NET WAC PLUS [0.2793%] THROUGH MONTH 58, THEN NET WAC LESS [0.0000]%. EFFECTIVE NET MARGIN EQUALS APPROX. [1.8350]%
RUN TO EARLIEST OF BALLOON IN MONTH 58 AND 10% CALL

Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)

98-26	4.9771	5.0167	5.0339	5.0614	5.0811	5.1123	5.1697	5.2424	5.3323	5.4286
98-30	4.9337	4.9676	4.9823	5.0059	5.0227	5.0495	5.0987	5.1609	5.2379	5.3204
99-02	4.8903	4.9186	4.9308	4.9505	4.9645	4.9868	5.0278	5.0796	5.1438	5.2125
99-06	4.8471	4.8697	4.8795	4.8952	4.9064	4.9243	4.9570	4.9986	5.0499	5.1049
99-10	4.8039	4.8209	4.8282	4.8401	4.8485	4.8619	4.8865	4.9177	4.9562	4.9975
99-14	4.7608	4.7722	4.7771	4.7850	4.7907	4.7996	4.8161	4.8370	4.8628	4.8904
99-18	4.7178	4.7236	4.7261	4.7301	4.7330	4.7375	4.7459	4.7565	4.7696	4.7836
99-22	4.6748	4.6750	4.6751	4.6753	4.6754	4.6755	4.6758	4.6763	4.6767	4.6771
99-26	4.6320	4.6266	4.6243	4.6206	4.6179	4.6137	4.6060	4.5962	4.5840	4.5709
99-30	4.5892	4.5783	4.5736	4.5660	4.5606	4.5520	4.5363	4.5163	4.4915	4.4649
100-02	4.5465	4.5301	4.5230	4.5116	4.5034	4.4905	4.4667	4.4367	4.3993	4.3592
100-06	4.5038	4.4820	4.4725	4.4572	4.4463	4.4291	4.3973	4.3572	4.3073	4.2538
100-10	4.4613	4.4339	4.4221	4.4030	4.3894	4.3678	4.3281	4.2779	4.2155	4.1487
100-14	4.4188	4.3860	4.3717	4.3489	4.3326	4.3067	4.2591	4.1988	4.1240	4.0438
100-18	4.3764	4.3382	4.3215	4.2949	4.2759	4.2457	4.1902	4.1199	4.0327	3.9392
100-22	4.3341	4.2904	4.2714	4.2410	4.2193	4.1848	4.1215	4.0413	3.9416	3.8349
100-26	4.2919	4.2428	4.2214	4.1872	4.1629	4.1241	4.0530	3.9628	3.8507	3.7308

WAL	3.270000	2.880000	2.740000	2.530000	2.410000	2.230000	1.960000	1.700000	1.450000	1.260000
Principal Window	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Nov08	Jun04 - Mar08	Jun04 - Sep07
Principal # Months	58	58	58	58	58	58	58	54	46	40

LIBOR_6MO	1.530	1.530	1.530	1.530	1.530	1.530	1.530	1.530	1.530	1.530

Spread to SWAP Curve:

SWAP	Mat	0.25YR	0.50YR	1YR	1.5yr	2YR	3YR	4YR	5YR
	Yld	1.240	1.530	2.070	2.523	2.976	3.626	4.100	4.449

										05-May-04
Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
							PRELIMINARY - SUBJECT TO CHANGE

PY-7A4

csfb04_ar5_pts - Price/Yield - 7A4						Full Coupon 5s Pass Thru

Balance	Contact Desk	Delay	24	WAC(7)	4.765	WAM(7)	358
Coupon	4.3498	Dated	5/1/04	NET(7)	4.3498	WALA(7)	2
Settle	5/28/04	First Payment	6/25/04

* PAYS GROUP NET WAC PLUS [0.0000%] THROUGH MONTH 58, THEN NET WAC LESS [0.0000]%. EFFECTIVE NET MARGIN EQUALS APPROX. [1.8350]%
RUN TO EARLIEST OF BALLOON IN MONTH 58 AND 10% CALL

Price	15 CPR - Call (Y)	20 CPR - Call (Y)	22 CPR - Call (Y)	25 CPR - Call (Y)	27 CPR - Call (Y)	30 CPR - Call (Y)	35 CPR - Call (Y)	40 CPR - Call (Y)	45 CPR - Call (Y)	50 CPR - Call (Y)

98-09	4.8812	4.9457	4.9737	5.0186	5.0507	5.1017	5.1954	5.3141	5.4610	5.6184
98-13	4.8377	4.8965	4.9220	4.9629	4.9921	5.0386	5.1240	5.2321	5.3660	5.5094
98-17	4.7943	4.8473	4.8704	4.9073	4.9337	4.9756	5.0527	5.1504	5.2712	5.4007
98-21	4.7510	4.7983	4.8189	4.8519	4.8754	4.9128	4.9816	5.0688	5.1767	5.2922
98-25	4.7077	4.7494	4.7675	4.7965	4.8172	4.8502	4.9107	4.9874	5.0824	5.1841
98-29	4.6646	4.7006	4.7162	4.7413	4.7592	4.7877	4.8399	4.9062	4.9883	5.0762
99-01	4.6215	4.6518	4.6650	4.6862	4.7013	4.7253	4.7694	4.8253	4.8945	4.9686
99-05	4.5785	4.6032	4.6140	4.6312	4.6435	4.6630	4.6990	4.7445	4.8009	4.8613
99-09	4.5355	4.5547	4.5630	4.5763	4.5858	4.6010	4.6287	4.6640	4.7076	4.7543
99-13	4.4927	4.5063	4.5121	4.5216	4.5283	4.5390	4.5587	4.5836	4.6145	4.6475
99-17	4.4499	4.4579	4.4614	4.4669	4.4709	4.4772	4.4888	4.5035	4.5216	4.5410
99-21	4.4073	4.4097	4.4107	4.4124	4.4136	4.4155	4.4190	4.4235	4.4290	4.4348
99-25	4.3646	4.3615	4.3602	4.3580	4.3565	4.3540	4.3495	4.3438	4.3366	4.3289
99-29	4.3221	4.3135	4.3098	4.3037	4.2994	4.2926	4.2801	4.2642	4.2445	4.2233
100-01	4.2797	4.2656	4.2594	4.2496	4.2425	4.2314	4.2109	4.1849	4.1526	4.1179
100-05	4.2373	4.2177	4.2092	4.1955	4.1858	4.1703	4.1418	4.1057	4.0609	4.0128
100-09	4.1950	4.1699	4.1591	4.1416	4.1291	4.1093	4.0729	4.0268	3.9694	3.9080

WAL	3.270000	2.880000	2.740000	2.530000	2.410000	2.230000	1.960000	1.700000	1.450000	1.260000
Principal Window	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Mar09	Jun04 - Nov08	Jun04 - Mar08	Jun04 - Sep07
Principal # Months	58	58	58	58	58	58	58	54	46	40

LIBOR_6MO	1.530	1.530	1.530	1.530	1.530	1.530	1.530	1.530	1.530	1.530

Spread to SWAP Curve:

SWAP	Mat	0.25YR	0.50YR	1YR	1.5yr	2YR	3YR	4YR	5YR
	Yld	1.240	1.530	2.070	2.523	2.976	3.626	4.100	4.449

										05-May-04
Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
							PRELIMINARY - SUBJECT TO CHANGE